UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2008
ZAREBA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388 (Commission File Number)	41-0832194 (IRS Employer Identification No.)
13705 26th Ave. N., Suite 102
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)
(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 3.01(a)
On June 16, 2008, Zareba Systems, Inc. (the “Company”) received a Nasdaq notification indicating that the Company fails to comply with the independent director requirements for continued listing on the Nasdaq Stock Market under Marketplace Rule 4350, as a result of the Company’s previous announcement of June 3, 2008 that Dale A. Nordquist, a director of the Company, was appointed as the Company’s President and Chief Executive Officer and resigned from the Company’s Audit Committee. Rule 4350 requires the Company to maintain a majority of independent directors on its Board of Directors and an Audit Committee of three independent directors. The notification from Nasdaq stated that the Company is not eligible for the cure period provided in Marketplace Rule 4350 with respect to the independent director rule. Additionally, on June 18, 2008, the Company received notification from Nasdaq confirming that the Company fails to comply with the audit committee requirements for continued listing on Nasdaq under Marketplace Rule 4350, which also stated that the Company is eligible for the cure period provided in Marketplace Rule 4350 with respect to the audit committee requirement only. The Company must regain compliance with the audit committee requirement by the earlier of the Company’s next annual shareholders’ meeting or June 3, 2009, or, if the next annual shareholders’ meeting is held before December 1, 2008, no later than December 1, 2008. The Nasdaq staff is reviewing the Company’s eligibility for continued listing on The Nasdaq Stock Market. On or before July 1, 2008, the Company expects to submit a plan and timetable outlining how it intends to achieve compliance to Nasdaq, as required by Nasdaq. The Company has begun the process of identifying qualified candidates to serve as the additional independent director who is also qualified to serve on the Audit Committee.
On June 20, 2008, the Company issued a press release announcing receipt of these Nasdaq notifications. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1	Press Release dated June 20, 2008.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 20, 2008

ZAREBA SYSTEMS, INC.
By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen,
Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
ZAREBA SYSTEMS, INC.

Date of Report:	Commission File No.:
June 16, 2008	0-1388

Exhibit No.	Item

99.1	Press Release dated June 20, 2008.